UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008 (May 30, 2008)

I2 TELECOM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (404) 567-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On May 30, 2008, the registrant sold a patent and certain patent applications (the “Patent”) to Sinon Data LLC for $6,500,000 in cash consideration. The Patent relates to the registrant’s Voice Stick Access Module (“VSAM”), which is marketed under its VoiceStock® label. The registrant retains a non-exclusive license without geographic limitations on the Patent for the VSAM.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit	Description

99.1	Press Release, dated June 3, 2008 (attached hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2008	I2 TELECOM INTERNATIONAL, INC. (Registrant)

	By:	/s/ Paul Arena
Paul Arena Chief Executive Officer